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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):    November 1, 1999
                                                     --------------------


                                DoubleClick Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           000-23709                                13-3870996
----------------------------------   -------------------------------------
     (Commission File Number)         (I.R.S. Employer Identification No.)

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 450 West 33rd Street, New York, New York                  10001
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 (Address of Principal Executive Offices)                (Zip Code)


                              (212) 683-0001
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            (Registrant's Telephone Number, Including Area Code)

                                  N.A.
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       (Former Name or Former Address, if Changed Since Last Report)






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Item 5. Other Events

                  On December 19, 1996 (as amended on December 16, 1997),
                  DoubleClick Inc., a Delaware corporation (the "Company"), and
                  Compaq Computer Corporation, a Delaware corporation
                  ("Compaq"), entered into a Procurement and Trafficking
                  Agreement pursuant to which the Company had the exclusive right to sell and deliver all advertising on specified pages within the Alta Vista Web site. On January 20, 1999, the
                  Company changed its relationship with Compaq by entering into an Advertising Services Agreement (the "Advertising Services
                  Agreement") that superceded the Procurement and Trafficking
                  Agreement. Effective November 1, 1999, the Company, Alta Vista
                  Company, a Delaware corporation (as successor-in-interest to Compaq) ("Alta Vista") and AV Internet Solutions Ltd., an
                  Irish corporation ("AV Internet Solutions"), suspended the
                  Advertising Services Agreement through December 31, 2000 and effected an Interim Amended and Restated Advertising Services
                  Agreement (the "Interim Advertising Services Agreement"). The
                  Interim Advertising Services Agreement is attached hereto as
                  Exhibit 99.1. The information contained therein is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

        Exhibit Number

        99.1* Interim Amended and Restated Advertising Services Agreement, effective as of November 1, 1999, by and between the Company, Alta Vista and AV Internet Solutions

        ----------------------

                  * Confidential treatment has been requested for certain
                    portions omitted from this Exhibit pursuant to Rule
                    24b-2 under the Securities Exchange Act of 1934, as amended. Confidential portions of this Exhibit have been separately filed with the Securities and Exchange Commission.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DoubleClick Inc.
                                        --------------------------
                                        (Registrant)

                                        By: /s/ Jeff Epstein
                                           ------------------------------
                                        Name:  Jeff Epstein
                                        Title: Executive Vice President

Dated:  January 26, 2000